EXHIBIT 32

CERTIFICATION BY CHIEF EXECUTIVE OFFICER AND CHIEF
FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Raymond James Financial, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PAUL C. REILLY
Paul C. Reilly
Chair and Chief Executive Officer

May 7, 2024

/s/ PAUL M. SHOUKRY
Paul M. Shoukry
President and Chief Financial Officer

May 7, 2024

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